NOTICE OF GRANT OF PSU AWARD
NeoGenomics, Inc.
2023 Equity Incentive Plan

FOR GOOD AND VALUABLE CONSIDERATION, NeoGenomics, Inc. (the “Company”) hereby grants, pursuant to the provisions of the NeoGenomics, Inc. 2023 Equity Incentive Plan (the “Plan”), to the Grantee designated in this Notice of Grant of PSU Award (the “Notice”), the number of performance-based RSUs (“PSUs”) set forth in this Notice, subject to certain restrictions as outlined below in this Notice and the additional provisions set forth in the attached Terms and Conditions of Performance Stock Unit Award (the “Terms”), including all exhibits thereto (together with the Notice, the “Agreement”). The terms and conditions of the Plan are incorporated by reference in their entirety into this Agreement. When used in this Agreement, the terms that are defined in the Plan shall have the meanings given to them in the Plan, as modified in this Agreement (if applicable).

Grantee:	[●]
Grant Date:	[●]
Number of PSUs:	[●]
Vesting Schedule:
Subject to the terms of the Plan and this Agreement, 50% of the total Award shall become earned and vested in accordance with the Stock Price Growth Vesting Criteria set forth below (the “Stock Price Growth PSUs”), and the remaining 50% of the total Award shall become earned and vested in accordance with the 3-Year Revenue Growth Vesting Criteria set forth below (the “3-Year Revenue Growth PSUs”).
Stock Price Growth Vesting Criteria
The Stock Price Growth PSUs shall become earned and vested, and Shares shall be issued in settlement of the vested PSUs, if you have not incurred a Separation from Service prior to [●] (the “Stock Price Growth Vesting Date”). The number of PSUs that shall become earned and vested on the Stock Price Growth Vesting Date shall be determined as follows:
(i) If the 20-day trailing trading day average price of a Share, as quoted on a national securities exchange (the “Measurement Price”) on [●] achieves the values set forth in the table below, the number of PSUs determined in accordance with such table shall be banked and shall become earned and vested on the Stock Price Growth Vesting Date if you have not incurred a Separation from Service prior to the Stock Price Growth Vesting Date:
Per Share Measurement Price     Number of PSUs
           $[●]     [●]
           $[●]     [●]

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Vesting Schedule:
The number of PSUs to that may become banked shall be linearly interpolated if the Measurement Price is between $[●] and $[●].
(ii) As of [●], the greater of (1) the number of PSUs banked under paragraph (i) above and (2) the number of PSUs determined based on the Measurement Price on [●] as set forth in the table below shall be banked and shall become earned and vested on the Stock Price Growth Vesting Date if you have not incurred a Separation from Service prior to the Stock Price Growth Vesting Date:
Per Share Measurement Price     Number of PSUs
           $[●]     [●]
           $[●]     [●]

The number of PSUs to that may become banked shall be linearly interpolated if the Measurement Price is between $[●] and $[●].
(iii) As of the Stock Price Growth Vesting Date, the greater of (1) the number of PSUs banked under paragraph (i) above, (2) the number of PSUs banked under paragraph (ii) above and (3) the number of PSUs determined based on the Measurement Price on the Stock Price Growth Vesting Date as set forth in the table below shall become vested and earned on the Stock Price Growth Vesting Date if you have not incurred a Separation from Service prior to the Stock Price Growth Vesting Date:
Per Share Measurement Price     Number of PSUs
           $[●]     [●]
           $[●]     [●]
           $[●]     [●]
           $[●]     [●]

The number of PSUs to that may become earned and vested shall be linearly interpolated if the Measurement Price is between $[●] and $[●], between $[●] and $[●], or between $[●] and $[●].
The Company, in the Culture and Compensation Committee’s sole discretion, shall determine the number of PSUs that may become banked or earned and vested as of any applicable date and may make such adjustments for any stock splits or similar changes in capital structure that it determines to be necessary or appropriate in its sole discretion.
The maximum number of PSUs that may become vested is [●]; if the Measurement Price on the Stock Price Growth Vesting Date exceeds $[●], you shall not be entitled to any additional PSUs. Further, if you incur a Separation from Service prior to the Stock Price Growth Vesting Date, no PSUs will become earned and vested, regardless of the extent to which PSUs have been banked prior to your Separation from Service and regardless of the Measurement Price on the Stock Price Growth Vesting Date.

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Vesting Schedule:
3-Year Revenue Growth Vesting Criteria
The 3-Year Revenue Growth PSUs shall become earned and vested, and Shares shall be issued in settlement of the vested PSUs, if you have not incurred a Separation from Service prior to the last day of the Performance Period (the “3-Year Revenue Growth Vesting Date”). The “Performance Period” shall be the three-fiscal-year period beginning [●] and ending [●]. The 3-Year Revenue Growth PSUs shall vest based on the achievement of the cumulative fiscal year revenue goal described in this section over the Performance Period. Attainment of the performance goal shall be determined based on the Company’s financial statements for the Performance Period as audited by the Company’s independent public accounting firm. The number of PSUs that shall become earned and vested on the 3-Year Revenue Growth Vesting Date shall be determined as follows:
                 Revenue Goal     Number of PSUs
           $[●]     [●]
           $[●]     [●]
           $[●]     [●]
           $[●]     [●]

The applicable vesting percentage for performance between $[●] and $[● AND ●], between $[● AND ●] and $[●], between $[●] and $[●], and between $[●] and $[●] shall be ratably increased.

Only a whole number of PSUs shall become vested as of the last day of the Performance Period. If the number of Performance Stock Units determined as of the last day of the Performance Period is a fractional number, the number vesting will be rounded down to the nearest whole number with any fractional portion carried forward. If you incur a Separation from Service prior to the 3-Year Revenue Growth Vesting Date, no PSUs will become earned and vested, regardless of the extent to which the revenue goal has been achieved.

Impact of Separation from Service or Change in Control:	See Exhibit A

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By signing below, the Grantee agrees that this Award is granted under and governed by the terms and conditions of the Plan and the Agreement, as of the Grant Date.
GRANTEE    NEOGENOMICS, INC.
Sign Name: [●]                        Sign Name: [●]
Print Name: [●]                        Print Name: [●]
                            Title: [●]

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Exhibit A
Treatment upon Separation from Service or Change in Control
    (a)    Treatment upon Separation from Service. If you have a Separation from Service for any reason other than as specified in subparagraphs (i) or (ii) below, any PSUs that have not become earned and vested pursuant to the schedules specified under “Vesting Schedule” in the table at the beginning of this Agreement prior to your Separation from Service shall be immediately cancelled and forfeited as of the date of the Separation from Service in their entirety, and you will not be entitled to any payment with respect to such PSUs.

        (i)    Death or Disability. If you have a Separation from Service due to your death or Disability, (A) any unearned Stock Price Growth PSUs shall become immediately earned and vested as of the date of such Separation from Service to the extent that the applicable Absolute TSR Goal has been satisfied as of the date of your Separation from Service, and (B) any unearned 3-Year Revenue Growth PSUs shall become immediately earned and vested as of the end of the Performance Period, based on the cumulative fiscal year revenue goal achieved over the Performance Period.

        (ii)    Change in Control. If (A) a Change in Control occurs, (B) on or after the Change in Control and on or before the first anniversary of the Change in Control either (1) you have a Separation from Service by action of the Company or your employing Subsidiary for any reason other than Cause (excluding due to your death or Disability) or (2) you have a Separation from Service for Good Reason, any PSUs that have not become earned and vested will vest in accordance with the following:

            (A)    Stock Price Growth PSUs. If the Measurement Price determined as of the Change in Control is $21.05 or higher, then a portion of the unearned Stock Price Growth PSUs shall become immediately earned and vested as of the date of your Separation from Service. The number of unearned Stock Price Growth PSUs to become earned and vested shall be determined by applying the greater of (1) the actual Measurement Price as of your Separation from Service or (2) $22.76 to determine the extent to which the applicable Measurement Price metrics set forth in paragraph (iii) under the Stock Price Growth Vesting Criteria portion of the Vesting Schedule have been satisfied as of the date of your Separation from Service. If the actual Measurement Price as of your Separation of Service is below the $21.05, no portion of the unearned Stock Price Growth PSUs will vest.

            (B)    3-Year Revenue Growth PSUs. Any unearned 3-Year Revenue Growth PSUs shall become immediately earned and vested as of the end of the Performance Period, based on the cumulative fiscal year revenue goal achieved over the Performance Period.

For purposes of this Agreement, “Good Reason” shall be as defined in any agreement between you and the Company or, if you are not a party to any agreement with the Company that defines “Good Reason,” “Good Reason” shall mean any of the following, provided that you provide written notice to the Company setting forth the Good Reason condition in reasonable detail within ninety (90) days of the date on which the Good Reason condition arose, the Company fails to cure such Good Reason condition within thirty (30) days after receipt of such written notice, and you in fact terminate your employment within thirty (30) days after the Company fails to cure such Good Reason condition:

(i)    a material diminution in your base salary;
(ii)    a material diminution in your authority, duties, or responsibilities; or
(iii)    a change of more than fifty (50) miles in the geographic location at which you must perform services.
TERMS AND CONDITIONS OF PERFORMANCE STOCK UNIT AWARD
1.Grant of PSUs.
(a)    The performance-based RSU Award (the “Award”) granted to the Grantee and described in the Notice to which these Terms and Conditions of Performance Stock Unit Award

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(“Terms”) are attached, is subject to the terms and conditions of the Plan, the Notice, these Terms, and the general terms applicable to Awards granted to employees outside the U.S. set forth in Appendix A. Together, the Notice, these Terms, and all appendices to the Notice and these Terms constitute the “Agreement.” The terms and conditions of the Plan are incorporated by reference in their entirety into these Terms. When used in this Agreement, the terms that are defined in the Plan shall have the meanings given to them in the Plan, as modified in the Agreement (if applicable). A copy of the Plan has been delivered to the Grantee.
(b)    The Board and the Stockholders have approved the Plan and the Board has approved the grant to the Grantee of the PSUs, conditioned on the Grantee’s acceptance of the terms and conditions of the Agreement within 30 days after the Agreement is presented to the Grantee for review. The Grantee must accept the terms and conditions of the Agreement through the Grantee’s execution of the Notice. If the Grantee does not accept the Agreement in the time prescribed, the Award shall be canceled and the Grantee shall not be entitled to any benefits from the Award nor any compensation or benefits in lieu of the canceled award.
(c)    As of the Grant Date, the Company grants to the Grantee the number of PSUs set forth in the Notice, subject to the terms and conditions of the Plan and the Agreement. Each PSU shall entitle the Grantee to receive one Share, at such future dates and subject to such terms and conditions as set forth in the Agreement.
2.Restrictions.
    (a)    PSUs constitute an unfunded and unsecured obligation of the Company. The Grantee shall have no rights or privileges of a Stockholder as to the PSUs prior to settlement in accordance with Section 5 of these Terms (“Settlement”), including no right to vote or receive dividends or other distributions with respect to the PSUs. In addition, the following provisions shall apply:
(i)    the Grantee shall not be entitled to delivery of a certificate or certificates for Shares in connection with the PSUs until Settlement (if at all), and upon the satisfaction of all other applicable conditions;
(ii)    none of the PSUs may be sold, transferred (other than by will or the laws of descent and distribution), assigned, pledged or otherwise encumbered or disposed of prior to Settlement; and
(iii)    all of the PSUs shall be forfeited and all rights of the Grantee with respect to the PSUs shall terminate in their entirety on the terms and conditions set forth in Section 4.
    (b)    Any attempt to dispose of the PSUs or any interest in the PSUs in a manner contrary to the restrictions set forth in the Agreement shall be void and of no effect.
3.Restricted Period and Vesting. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the PSUs, or such applicable portion of the PSUs, are deemed vested under the schedule set forth in the Notice (including any applicable accelerated vesting provisions set forth in the Notice, if any).
4.Forfeiture. If, during the Restricted Period, (i) the Grantee incurs a Separation from Service, (ii) there occurs a material breach of the Agreement by the Grantee or (iii) the Grantee fails to meet the tax withholding obligations described in Section 6, all rights of the Grantee to any unvested PSUs shall terminate immediately and be forfeited in their entirety.

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5.Settlement of PSUs. Delivery of Shares or other amounts under the Agreement shall be subject to the following:
    (a)    The Company shall deliver to the Grantee one Share for each PSU that has vested and not otherwise been forfeited within 30 days following the end of the applicable Restricted Period; and
    (b)    To the extent permitted by applicable law and the applicable rules of any securities exchange or similar entity, Company may elect to satisfy any requirement for the delivery of stock certificates through the use of uncertificated shares recorded in the Company’s books and records (i.e. “book-entry”).
In addition, any stock certificates for any Shares shall be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange on which the Common Stock is then listed and any applicable federal or state securities law, and the Company may cause such legends to be placed on such certificates to make appropriate reference to such restrictions.

6.Withholding.
    (a)    Regardless of any action the Company takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items owed by the Grantee is and remains the Grantee’s responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award and (ii) does not commit to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate the Grantee’s liability for Tax-Related Items.
    (b)    The Committee shall determine the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any income recognized by the Grantee with respect to the Award. The Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all minimum withholding obligations of the Company.
    (c)    Subject to any rules prescribed by the Committee, the Grantee shall satisfy the withholding requirement by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to the Award or, if approved by the Committee, (i) the Company may withhold up to the maximum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by a combination of Shares and cash.
7.Adjustment. Upon any event described in Section 15 of the Plan occurring after the Grant Date, the adjustment provisions as provided for under Section 15 of the Plan shall apply to the Award.
8.Bound by Plan and Committee Decisions. By accepting the Award, the Grantee acknowledges that the Grantee has received a copy of the Plan, has had an opportunity to review the Plan, and agrees to be bound by all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Agreement and the Plan, the provisions of the Plan shall control. The authority to manage and control the operation and administration of the Agreement and the Plan shall be vested in the Committee, and the Committee shall have all powers with respect to the Agreement as it has with respect to the Plan. Any interpretation of the Agreement or the Plan by the Committee and any decision made by the Committee with respect to the Agreement or the Plan shall be final and binding on all persons.
9.Grantee Representations. The Grantee hereby represents to the Company that the Grantee has read and fully understands the provisions of the Agreement and the Plan and that the Grantee’s decision to participate in the Plan is completely voluntary. Further, the Grantee acknowledges that the Grantee is relying solely on the Grantee’s own advisors with respect to the tax consequences of the Award. The Grantee releases and holds the Company, and its officers,

317740310.4

directors, employees and agents, harmless from any loss or claim related to or in any way connected with the tax consequences of the PSUs, including without limitation the treatment of the PSUs under Code Section 409A of the Code.
10.Regulatory Restrictions on the PSUs. Notwithstanding the other provisions of the Agreement, the Committee may impose such conditions, restrictions and limitations on the issuance of Common Stock with respect to the Award unless and until the Committee determines that such issuance complies with (a) any applicable registration requirements under the Securities Act or the Committee has determined that an exemption therefrom is available, (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (c) any applicable Company policy or administrative rules and (d) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.
11.Miscellaneous.
(a)    Notices. Any notice that either the Company or the Grantee may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify the Grantee from time to time; and to the Grantee at the Grantee’s electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as the Grantee, by notice to the Company, may designate in writing from time to time.
(b)    Waiver. The waiver by either the Company or the Grantee of a breach of any provision of the Agreement shall not operate or be construed as a waiver of any other or subsequent breach.
(c)    Entire Agreement. The Agreement and the Plan constitute the entire agreement between the parties with respect to the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.
(d)    Binding Effect; Successors. The obligations and rights of the Company under the Agreement shall be binding on and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale or other reorganization of the Company or on any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The obligations and rights of the Grantee under the Agreement shall be binding on and inure to the benefit of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.
(e)    Governing Law; Consent to Jurisdiction; Consent to Venue; Service of Process. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Nevada. For purposes of resolving any dispute that arises directly or indirectly in connection with the Agreement, the Grantee, by virtue of receiving the Award, hereby submits and consents to the exclusive jurisdiction of the State of Nevada and agrees that any related litigation shall be conducted solely in the state courts of Nevada or the federal courts for the U.S. located in Fort Myers, Florida, where the Agreement is made and to be performed, and no other courts. The Grantee may be served with process in any manner permitted under State of Nevada law, or by United States registered or certified mail, return receipt requested.
(f)    Headings. The headings contained in the Agreement are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of the Agreement.

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(g)    Amendment. The Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially impair the Grantee’s rights with respect to the Award.
(h)    Severability. The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of any other provision of the Agreement, and each other provision of the Agreement shall be severable and enforceable to the extent permitted by law.
(i)    No Rights to Service. Nothing contained in the Agreement shall be construed as giving the Grantee any right to be retained, in any position, as a director, officer, employee or consultant of the Company or its affiliates or shall interfere with or restrict in any way the rights of the Company or its affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever or for no reason, subject to the Company’s articles of incorporation, bylaws and other similar governing documents and applicable law.
(j)    Section 409A of the Code. It is intended that the Agreement and the Award shall be exempt from (or in the alternative shall comply with) Section 409A of the Code, and the Agreement shall be administered accordingly and interpreted and construed on a basis consistent with such intent. This Section 11(j) shall not be construed as a guarantee of any particular tax effect for the Grantee’s benefits under the Agreement and the Company does not guarantee that any such benefits shall satisfy the provisions of Section 409A of the Code or any other provision of the Code.
(k)    Clawback. All awards, amounts, or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of the Company Clawback Policy or any applicable law related to such actions, as may be in effect from time to time. The Grantee acknowledges and consents to the Company’s application, implementation and enforcement of the Company Clawback Policy, whether adopted before or after the Date of Grant, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate such policy or applicable law, without further consideration or action.
(l)    Further Assurances. The Grantee agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of the Agreement and the Plan.
(m)    Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. The Grantee consents to receive those documents by electronic delivery and to participate in the Plan through any online or electronic system established and maintained by the Company or a third party designated by the Company.
(n)    Confidentiality. The Grantee agrees that the terms and conditions of the Award reflected in the Agreement are strictly confidential and, with the exception of the Grantee’s counsel, tax advisor, immediate family or as required by applicable law, have not and shall not be disclosed, discussed or revealed to any other persons, entities or organizations, whether within or outside Company, without prior written approval of Company. The Grantee shall take all reasonable steps necessary to ensure that confidentiality is maintained by any of the individuals or entities referenced above to whom disclosure is authorized.

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